UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 13, 2003

SCHEID VINEYARDS INC.
(Exact name of small business issuer as specified in its charter)

Delaware	000-22857	77-0461833
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

305 Hilltown Road
Salinas, California		93908
(Address of principal executive offices)		(Zip Code)

(831) 455-9990
(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Proforma Financial Information and Exhibits

(c)	The following exhibit is included herewith:

	99.1	Press Release dated August 13, 2003 relating to second quarter results.

Item 12.  Results of Operations and Financial Condition

On August 13, 2003, Scheid Vineyards Inc. issued a press release reporting its second quarter results.  A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission (the “SEC”) made by Scheid Vineyards, Inc. whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 13, 2003	SCHEID VINEYARDS INC.
/s/ Michael S. Thomsen

Michael S. Thomsen
Chief Financial Officer
(Duly Authorized Officer and Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 13, 2003 titled “Scheid Vineyards Inc. Reports Second Quarter Results.”